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                                                     EXHIBIT 23-B


                CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
February 17, 1999 relating to the financial statements and financial statement schedules, which appears in Pennsylvania
Enterprises, Inc.'s Annual Report on Form 10-K for the year ended
December 31, 1998.



                                       PRICEWATERHOUSECOOPERS LLP
                                       --------------------------
                                       PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania
May 1, 2000